UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 30, 2009

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust)
(Exact Name of registrant as Specified in Charter)
on behalf of
American Express Credit Account Master Trust

Delaware	333-155765-02	13-3854638	Delaware	333-155765	20-0942395	Delaware	333-155765-01	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street, Room 138 Mail Stop 01-31-12 New York, New York 10285 (212) 640-2000	4315 South 2700 West, Room 1900 Mail Stop 02-01-50 Salt Lake City, Utah 84184 (801) 945-2550	4315 South 2700 West, Room 1900 Mail Stop 02-01-56 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 1.01. Entry Into a Material Definitive Agreement
Since 1999, Regulus West LLC (“Regulus”) has performed paper payment remittance processing services pursuant to a Services Agreement with American Express Travel Related Services Company, Inc. (“TRS”). TRS and Regulus have amended the Services Agreement, effective October 30, 2009. Pursuant to the amendment, the term of the Services Agreement has been extended to October 31, 2010. The Amendment also includes various other modifications to the Services Agreement relating to, among other matters, procedures regarding remittance processing, confidentiality and security, terms of payment, compliance with Regulation AB, indemnification, insurance, audit rights and other contract maintenance provisions. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Exhibits.
The following are filed as Exhibits to this Report under Exhibit 10.
Exhibit 10.1	Amendment dated as of October 30, 2009 between American Express Travel Related Services Company, Inc. and Regulus West LLC.*

*	Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Securities and Exchange Commission.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Anderson Y. Lee
	Name:	Anderson Y. Lee
	Title:	President

American Express Receivables Financing Corporation III LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Scott C. Godderidge
	Name:	Scott C. Godderidge
	Title:	Vice President and Treasurer

American Express Receivables Financing Corporation IV LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Denise D. Roberts
	Name:	Denise D. Roberts
	Title:	President

EXHIBIT INDEX

Exhibit	Description

Exhibit 10.1	Amendment dated as of October 30, 2009 between American Express Travel Related Services Company, Inc. and Regulus West LLC.*

*	Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Securities and Exchange Commission.